Innovator McKinley Income Fund
(formerly, the Innovator Matrix Income® Fund)
(the “Fund”)

Supplement to the Statement of Additional Information dated March 30, 2015
(the “SAI”)

The Fund’s Board of Trustees (“Trustees” or “Board”) has approved a change in the Fund’s sub-advisory arrangement.  Effective July 13, 2015, McKinley Capital Management, LLC will serve as the Fund’s sub-adviser (the “Sub-Adviser”).  The change was approved by the Board of the Trust on the recommendation of the Fund’s investment manager, Innovator Management LLC (the “Adviser”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission.  As a result of this change in sub-adviser, the following information will replace the information in the Fund’s current SAI.

All references throughout the SAI to the “Innovator Matrix Income® Fund” are hereby replaced with the “Innovator McKinley Income Fund.”

Under the “Management of the Trust – Board Committees” section, the address for Fund correspondence is revised to:  325 Chestnut Street, Suite 512, Philadelphia, PA 19106.

Under the “Investment Adviser and Other Service Providers – Sub-Adviser” section, the following information shall replace the existing information in that Section:

“McKinley Capital Management, LLC (the “Sub-Adviser”), located at 3301 C Street, Suite 500, Anchorage, AK  99503, is responsible for the day-to-day portfolio management of the Fund.  The Adviser supervises the Sub-Adviser’s performance and portfolio management services provided to the Fund subject to the supervision and direction of the Board of Trustees.

The Sub-Advisory Agreement for the Fund is dated July 13, 2015.  The Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement may be terminated by the Adviser or the Trust at any time on written notice to the Sub-Adviser of the Adviser’s or the Trust’s intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund.  The Sub-Adviser may terminate this Agreement at any time on sixty (60) days’ written notice to the Investment Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Advisory Agreement. The Sub-Adviser’s fee is paid by the Adviser.”

The “Portfolio Manager” section shall be re-titled “Portfolio Managers” and the following information shall replace the existing information in that section:

“Other Accounts Managed
Messrs. Robert B. Gillam, Robert A. Gillam, Sheldon J. Lien, Gregory S. Samorajski, and Brandon S. Rinner (collectively the “Portfolio Managers”), among others, serve as the Portfolio Managers for the Fund, all of whom are jointly and primarily responsible for the day-to-day management of the Fund. The following table provides information regarding other accounts managed by each of the Portfolio Managers as of November 30, 2014:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Registered Investment Companies	7	$799.8 million	1	$15.3 million
Other Pooled Investment Vehicles	5	$391.1 million	0	$0
Other Accounts	342	$6.1 billion	3	$1.6 billion

Managing Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Fund may be presented with potential conflicts of interest in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Fund’s accounts and other accounts managed by the portfolio managers, including among any affiliated client accounts, any accounts in which the portfolio managers may have personal investments.

In addition to acting as the sub-adviser to the Fund, the Sub-Adviser serves as the investment adviser for other registered investment companies, individual, corporate and retirement accounts for U.S. and non-U.S. clients. The Sub-Adviser has adopted policies and procedures governing all of its personnel that have been reasonably designed to ensure that all clients are treated equitably and that the Fund is not disadvantaged by other activities of the Sub-Adviser. The Sub-Adviser has also adopted Codes of Ethics governing its principals and employees that are designed to detect and equitably manage conflicts of interest when personnel of the Sub-Adviser own, buy, or sell securities that may be owned by, or bought or sold for, other clients of the Sub-Adviser, including the Fund.

Compensation
The Sub-Adviser’s investment professionals receive a base salary commensurate with their level of experience. The Sub-Adviser’s goal is to maintain base salaries and discretionary bonus compensation competitive with the broad investment industry (including alternative investment firms). Discretionary bonus compensation, which is a multiple of base salary, is based on an employee’s long-term performance. Each individual’s contribution to fundamental research, valuation work and portfolio management is considered, both within and beyond the portfolio. Collaboration is expected and rewarded. Importantly, the entire investment team, as well as other employees of the firm, are also shareholders of the Sub-Adviser. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

Ownership of securities
As of July 13, 2015, the Fund’s portfolio managers do not own shares of the Fund.”

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Please keep this supplement for future reference.
This supplement is dated July 13, 2015.